UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 23, 2022 (September 15, 2021)

VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827		38-3519512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Village Center Drive,	Van Buren Township,	Michigan	48111
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	VC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 21, 2021, Visteon Corporation (the "Company") filed a Current Report on Form 8-K (the "Form 8-K") with the Securities and Exchange Commission ("SEC") to report that the Audit Committee (the “Committee”) of the Board of Directors of the Company had conducted a competitive selection process for its independent registered public accounting firm and appointed Deloitte & Touch LLP (“Deloitte”) as the auditor for the fiscal year ended December 31, 2022 subject to customary client acceptance and independence procedures. This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Form 8-K to update the disclosures provided in the Form 8-K, and except as set forth herein, no other amendments to the Form 8-K are made by this Form 8-K/A.

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01. Changes in Registrant’s Certifying Accountant

The Company filed its Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”) with the SEC on February 17, 2022. Effective upon such filing, Ernst & Young LLP ("EY”) completed its audit of the Company’s consolidated financial statements for the year ended December 31, 2021 and was dismissed as the Company’s independent registered public accounting firm.

The reports of EY on the Company’s consolidated financial statements for the fiscal years ended December 31, 2021 and 2020, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2021 and 2020, and the subsequent interim period through February 17, 2022, there were i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and EY on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of EY, would have caused EY to make reference to the matter in their reports; and ii) no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided a copy of the foregoing disclosures to EY and requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether EY agrees with the above statements. A copy of the letter from EY stating that it agrees with the above statements is filed herewith as Exhibit 16.1.

On September 21, 2021, the Company also indicated in the Form 8-K that the Committee had selected Deloitte as the Company’s independent registered public accounting firm for its fiscal year 2022 audit. The Company will request shareholder ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm at its 2022 annual meeting of shareholders. During the two most recent fiscal years and the subsequent interim period through February 17, 2022, the Company has not consulted with Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

SECTION 9 - FINANCIAL INFORMATION AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter of Ernst & Young regarding change in the Company’s independent registered public accounting firm.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

By:	/s/Brett D. Pynnonen
Brett D. Pynnonen
Senior Vice President and Chief Legal Officer

Date: February 23, 2022

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